UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.                          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report  |  June 30, 2013

WESTERN ASSET PREMIER BOND FUND

(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

What’s inside

Letter from the president	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Dividend reinvestment plan	41

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

__

II	Western Asset Premier Bond Fund

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller
President and Chief Executive Officer

July 26, 2013

__

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. According to the U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

__

IV	Western Asset Premier Bond Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, thebond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread

__

Western Asset Premier Bond Fund	V

Investment commentary (cont’d)

sectors generated negative absolute returns and performed largely in line with equal-durationv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvi fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Western Asset Premier Bond Fund returned 3.20% based on its net asset value (“NAV”) viii and -1.80% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexix and the Barclays U.S. Credit Indexx, returned 1.42% and -3.60%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned -0.87% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.60 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$14.72 (NAV)	3.20	%†
$14.67 (Market Price)	-1.80	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the

__

VI	Western Asset Premier Bond Fund

NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

__

Western Asset Premier Bond Fund	VII

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

x	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

__

VIII	Western Asset Premier Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

† The bar graph above represents the Fund’s portfolio as of June 30, 2013 and December 31, 2012 and does not include derivatives such as forward foreign currency contracts and swap contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡ Represents less than 0.1%.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

_____________________________

ABS	— Asset-Backed Securities
Benchmark I	— Barclays U.S. Corporate High Yield Index
Benchmark II	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

__

2	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

_____________________________

ABS	— Asset-Backed Securities
Benchmark I	— Barclays U.S. Corporate High Yield Index
Benchmark II	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 63.1%
Consumer Discretionary — 11.2%
Automobiles — 2.0%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$ 1,414,883
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,214,552
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		796,373
Total Automobiles					3,425,808
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,700
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		65,550
ServiceMaster Co., Senior Notes	7.000%	8/15/20	650,000		616,688
Total Diversified Consumer Services					687,938
Hotels, Restaurants & Leisure — 2.0%
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	160,000		152,800	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		595,650	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	906,080		960,454	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		745,200	(a)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	170,000		187,850	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	860,000		840,650	(a)
Total Hotels, Restaurants & Leisure					3,482,604
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		424,125	(a)
Media — 6.4%
Comcast Corp., Notes	5.900%	3/15/16	400,000		450,312
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,248,096
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,077,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		431,200
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	250,000		266,250
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,560,000	(a)
News America Inc., Notes	8.875%	4/26/23	400,000		521,995
Time Warner Cable Inc., Debentures	7.300%	7/1/38	2,000,000		2,173,618
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,245,996
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,274,242	(a)
Total Media					11,249,209
Specialty Retail — 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		273,375	(a)
Total Consumer Discretionary					19,543,059
Consumer Staples — 3.2%
Food & Staples Retailing — 1.6%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	497,060		563,542	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	492,166		550,331

See Notes to Financial Statements.

__

4	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	486,854	$ 549,148
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	462,881	545,032
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	446,636	550,414	(a)
Total Food & Staples Retailing				2,758,467
Food Products — 1.1%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921	849,313
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	390,000	408,525	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000	526,250	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	220,000	230,450	(a)
Total Food Products				2,014,538
Household Products — 0.1%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	120,000	122,700	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	660,000	674,850
Total Consumer Staples				5,570,555
Energy — 6.3%
Energy Equipment & Services — 1.0%
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000	29,625
CGG, Senior Notes	6.500%	6/1/21	750,000	757,500
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	410,000	406,925
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	410,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	155,000	165,463	(a)
Total Energy Equipment & Services				1,769,513
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	710,615
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	624,375
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	170,425	(a)
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	599,445
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	170,000	189,550
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	440,000	462,000
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	169,193
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	460,900
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	405,741
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	200,675
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	490,000	458,150
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	668,325
Hess Corp., Notes	7.875%	10/1/29	350,000	437,314
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	751,100	(a)

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	$ 964,506
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	137,569
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	783,750
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	253,972	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	233,450	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	470,517
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	49,471
Total Oil, Gas & Consumable Fuels				9,201,043
Total Energy				10,970,556
Financials — 13.7%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	855,919
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,024,364
Total Capital Markets				1,880,283
Commercial Banks — 4.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	773,596	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,500,000	1,471,875
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	230,000	236,928
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,704,588	(a)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	300,674	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	760,000	790,880	(a)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	230,575
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,394,608
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	147,087
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	302,808	(a)
Total Commercial Banks				7,353,619
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	406,437
HSBC Finance Corp., Notes	4.750%	7/15/13	1,670,000	1,672,206
Total Consumer Finance				2,078,643
Diversified Financial Services — 6.0%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,172,889
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,033,704
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	493,637
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	520,000	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,536,975
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	743,438
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	442,000	(a)

See Notes to Financial Statements.

__

6	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,910,000	$ 1,819,275	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,363,913
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	350,000	371,000
UFJ Finance Aruba AEC, Subordinated Notes	6.750%	7/15/13	500,000	501,011
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	535,000	(a)(c)
Total Diversified Financial Services				10,532,842
Insurance — 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	100,000	96,000	(c)(d)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	234,500	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	772,500
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,049,294
Total Insurance				2,152,294
Total Financials				23,997,681
Health Care — 1.8%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	6.500%	8/1/20	70,000	72,144
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	538,325
Total Health Care Equipment & Supplies				610,469
Health Care Providers & Services — 1.5%
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	520,000	520,000	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	200,000	204,000
HCA Inc., Debentures	7.500%	11/15/95	185,000	172,050
HCA Inc., Notes	6.375%	1/15/15	430,000	450,425
HCA Inc., Notes	7.690%	6/15/25	90,000	97,200
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	232,156
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	190,000	104,500	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	530,000	567,100
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	227,900
Total Health Care Providers & Services				2,575,331
Total Health Care				3,185,800
Industrials — 11.5%
Aerospace & Defense — 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	719,365
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	258,750	(a)
Total Aerospace & Defense				978,115
Airlines — 8.2%
Air 2 US, Notes	8.027%	10/1/19	1,783,192	1,916,931	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,915,008	2,125,659

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	231,000	$ 231,578	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	141,216	154,279
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	407,488	470,649
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	688,204	722,614
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	896,947	927,219
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	919,448	1,022,886
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	496,174	555,715
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	669,050	712,539
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	1,000,000	1,027,500
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,346,868	2,417,274
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,821,038	2,057,772
Total Airlines				14,342,615
Commercial Services & Supplies — 0.7%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	134,000	119,930	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	490,000	488,775
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	635,725	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	77,580	(a)
Total Commercial Services & Supplies				1,322,010
Construction & Engineering — 0.1%
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	197,000	(a)
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	345,100	(a)
Machinery — 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	738,400	(a)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,691,000	1,682,545
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	615,075
Total Industrials				20,220,860
Information Technology — 0.9%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	500,046

See Notes to Financial Statements.

__

8	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	$ 564,707
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	152,625	(a)
Total IT Services				717,332
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	28,735
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	346,800	(a)
Total Information Technology				1,592,913
Materials — 5.4%
Chemicals — 0.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	219,075	(a)
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	588,000	(a)
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	440,419	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,210,000	1,166,137	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	44,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	2,300,000	2,461,000
Total Containers & Packaging				4,112,056
Metals & Mining — 1.7%
ArcelorMittal, Senior Notes	6.000%	3/1/21	460,000	457,700
Barrick Gold Corp., Notes	4.100%	5/1/23	100,000	83,545	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	10,000	9,554
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	30,000	27,042
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	920,000	833,800
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	490,000	475,300
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	260,000	278,200	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	204,000	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	584,350	(a)
Total Metals & Mining				2,953,491
Paper & Forest Products — 0.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	260,850
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	540,000	578,610	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	672,263
Total Paper & Forest Products				1,511,723
Total Materials				9,384,345

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 6.1%
Diversified Telecommunication Services — 5.2%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	$ 172,013
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	23,500
Deutsche Telekom International Finance BV, Senior Bonds	5.250%	7/22/13	600,000	601,413
France Telecom SA, Notes	8.500%	3/1/31	600,000	815,153
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	188,873	(a)(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	161,454
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,226,458
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,050,198
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,560,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	490,000	488,775	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	748,000
Total Diversified Telecommunication Services				9,035,837
Wireless Telecommunication Services — 0.9%
Softbank Corp., Senior Notes	4.500%	4/15/20	1,000,000	963,750	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	720,000
Total Wireless Telecommunication Services				1,683,750
Total Telecommunication Services				10,719,587
Utilities — 3.0%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	203,175	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,075,688
Total Electric Utilities				1,278,863
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	26,528
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	114,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	630,000	677,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	820,000	906,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	969,075
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	436,000	457,800	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	787,500	(a)
Total Independent Power Producers & Energy Traders				3,911,725
Total Utilities				5,217,116
Total Corporate Bonds & Notes (Cost — $106,212,162)				110,402,472

See Notes to Financial Statements.

__

10	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 26.7%
AAA Trust, 2005-1A 1A3B	0.604%	2/27/35	473,631	$ 347,675	(a)(c)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,017,252	804,654
ACE Securities Corp., 2005-WF1 M1	0.613%	5/25/35	470,000	452,150	(c)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.993%	2/25/34	506,203	457,675	(c)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.123%	10/25/34	312,222	306,766	(c)
Amortizing Residential Collateral Trust, 2004-1 A5	1.193%	10/25/34	212,590	208,267	(c)
Argent Securities Inc., 2003-W3 M1	1.318%	9/25/33	122,752	117,913	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,311,038	2,339,926	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	270,085	290,232	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,227,247	1,460,712	(c)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	86,185	96,447	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.793%	12/25/39	259,190	244,675	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.993%	3/25/37	1,135,526	845,967	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.343%	3/25/37	430,717	267,044	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.693%	3/25/37	117,468	66,957	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	658,155	431,288
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	343,461
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.393%	11/25/45	126,180	119,926	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	260,404	274,595
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.953%	8/25/34	138,840	136,692	(c)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.313%	6/25/36	494,831	464,260	(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.093%	10/25/47	1,021,938	859,376	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.193%	8/25/47	47,232	35,751	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.613%	7/25/35	2,000,000	1,661,426	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.813%	1/25/35	632,471	611,415	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.663%	5/25/44	14,614	14,406	(a)(c)
Education Funding Capital Trust, 2004-1 B1	1.950%	6/15/43	1,200,000	1,092,000	(c)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.743%	11/25/41	48,103	46,344	(a)(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,060,739	969,087	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.943%	2/25/31	249,933	235,697	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	23,294	3,982
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	39,581	27,148
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	23,579	18,197

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-2 A2	2.959%	3/18/29	425,000	$ 377,779	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.591%	6/19/29	125,000	115,781	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.699%	2/20/30	125,000	107,363	(c)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	554,052	578,542	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.699%	2/20/32	400,000	355,845	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	650,000	566,030	(c)
GSAA Home Equity Trust, 2004-8 A3A	0.933%	9/25/34	187,063	182,534	(c)
GSAA Home Equity Trust, 2006-19 A3A	0.433%	12/25/36	683,253	407,948	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,639,590	1,606,536
GSRPM Mortgage Loan Trust, 2006-1 A1	0.493%	3/25/35	118,199	112,744	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.493%	9/25/36	213,222	196,291	(a)(c)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	156,822	155,444
Keycorp Student Loan Trust, 2003-A 1A2	0.536%	10/25/32	925,995	907,535	(c)
Lehman XS Trust, 2007-1 WF1	5.409%	1/25/37	773,207	454,925	(c)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.093%	10/25/34	1,620,000	1,491,116	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.193%	3/25/33	19,765	18,323	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.318%	9/25/33	1,500,467	1,334,190	(c)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.093%	8/25/34	1,539,471	1,414,814	(c)
New Century Home Equity Loan Trust, 2004-2 A2	0.933%	8/25/34	475,320	436,151	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.123%	11/25/34	1,480,740	1,333,858	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	211,364	218,607	(c)
Option One Mortgage Loan Trust, 2003-2 A2	0.793%	4/25/33	335,187	307,679	(c)
Origen Manufactured Housing, 2006-A A2	2.410%	10/15/37	2,554,764	2,119,288	(c)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	2,968,961	2,478,079	(c)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	738,191	212,230	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.873%	9/25/34	1,701,866	1,673,757	(c)
Park Place Securities Inc., 2004-WHQ2 M2	0.823%	2/25/35	666,489	664,718	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	576,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,970,000	(c)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.233%	6/25/34	400,842	368,507	(c)
RAAC Series, 2007-RP1 M1	0.743%	5/25/46	210,000	98,891	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	430,008	446,601
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	592,829
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.573%	11/25/35	617,601	553,621	(c)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.673%	3/25/34	360,918	328,779	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.653%	9/25/31	245,102	229,765	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	317,688	326,346	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	340,959	338,514	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	728,283	767,174	(a)(f)

See Notes to Financial Statements.

__

12	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2001-4 B	0.776%	1/25/21	1,000,000	$ 987,151	(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	561,047	553,371
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	81,551	79,473	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.948%	3/25/35	437,692	415,964	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.423%	7/25/36	1,089,086	1,072,269	(a)(c)
Structured Asset Securities Corp., 2007-BC1 A2	0.243%	2/25/37	9,315	9,307	(c)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	572,092	592,385	(c)
Total Asset-Backed Securities (Cost — $41,003,592)				46,787,165
Collateralized Mortgage Obligations — 18.7%
American Home Mortgage Investment Trust, 2007-A 4A	0.643%	7/25/46	728,924	161,709	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	2.557%	12/20/34	413,474	271,589	(c)
BCAP LLC Trust, 2009-RR12 2A2	0.553%	3/26/35	1,844,014	822,001	(a)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.405%	4/25/34	115,404	112,157	(c)
Bear Stearns Alt-A Trust, 2004-03 A1	0.833%	4/25/34	360,360	348,576	(c)
Bear Stearns Alt-A Trust, 2004-08 1A	0.893%	9/25/34	189,390	179,447	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.827%	1/25/36	916,467	627,583	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	678,148	234,171	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.563%	2/25/35	1,640,084	1,116,707	(c)
BlackRock Capital Finance LP, 1997-R2 B5	4.823%	12/25/35	34,034	1,446	(a)(c)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.443%	8/25/35	1,148,598	986,892	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.423%	10/25/35	1,682,258	1,415,837	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.393%	10/25/36	1,443,143	1,145,591	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.613%	11/25/34	324,770	280,835	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.733%	3/25/35	1,215,246	1,109,317	(c)
Countrywide Home Loans, 2006-HYB4 3B	2.728%	6/20/36	978,743	719,469	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.553%	3/25/35	541,362	471,305	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.665%	3/26/35	357,762	354,012	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.394%	4/25/20	10,956,468	676,124	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.827%	6/25/20	969,750	84,097	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.666%	8/25/20	5,723,888	434,878	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.463%	11/25/46	39,363	1,444,513	(c)

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.463%	11/25/46	444,121	$ 874,918	(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,285,592	1,353,215	(a)(c)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.592%	11/19/34	124,745	90,670	(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.710%	1/19/35	339,257	335,341	(c)
Harborview Mortgage Loan Trust, 2005-9 B10	1.942%	6/20/35	772,621	21,746	(c)
Impac CMB Trust, 2004-9 1A1	0.953%	1/25/35	43,393	39,356	(c)
Impac CMB Trust, 2005-2 2A2	0.593%	4/25/35	179,660	175,493	(c)
Impac CMB Trust, 2A-10	0.833%	3/25/35	339,115	273,660	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	142,528	141,284
Jefferies & Co., 2009-B 9A	0.522%	11/21/35	77,859	336,857	(a)(c)(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,067,779	622,135	(c)
JPMorgan Mortgage Trust, 2005-A6 3A3	3.114%	9/25/35	630,000	524,064	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.462%	4/25/37	240,153	214,062	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.844%	6/15/36	363,992	352	(a)(c)(h)
Luminent Mortgage Trust, 2006-6 A1	0.393%	10/25/46	815,930	658,132	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.625%	11/21/34	1,870,232	1,908,626	(c)
MASTR ARM Trust, 2004-7 6M1	0.843%	8/25/34	743,846	688,591	(c)
Merit Securities Corp., 11PA 3A1	0.815%	4/28/27	132,658	111,425	(a)(c)
Merit Securities Corp., 11PA B3	2.445%	9/28/32	850,000	709,671	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	606,995	447,937	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	317,128	318,729	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,053,624	90,707	(c)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.963%	7/25/34	5,485,813	81,124	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.202%	7/25/34	1,053,109	7,981	(c)
Regal Trust IV, 1999-1 A	2.467%	9/29/31	59,287	53,554	(a)(c)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	117,828	108,662
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	39,186	37,822	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.502%	11/20/34	25,070	24,389	(c)
Sequoia Mortgage Trust, 2004-11 A1	0.492%	12/20/34	38,689	36,667	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.462%	1/20/35	314,001	283,437	(c)
Structured Asset Securities Corp., 1998-RF2 A	7.235%	7/15/27	322,640	325,742	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.493%	10/25/27	682,240	668,716	(c)
Structured Asset Securities Corp., 2003-9A 2A2	2.503%	3/25/33	201,708	195,398	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.993%	9/25/33	193,900	176,861	(a)(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	86,643	86,378
Thornburg Mortgage Securities Trust, 2003-4 A1	0.833%	9/25/43	617,938	587,595	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.933%	9/25/44	635,392	602,479	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	391,989	404,858	(c)

See Notes to Financial Statements.

__

14	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.608%	5/25/44	517,546	$ 475,596	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	363,009	304,012	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	1,506,577	1,395,520	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	752,241	395,386
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.150%	9/25/36	1,215,826	746,645
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	5.150%	9/25/36	149,421	87,897
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	433,166	392,675	(c)
Washington Mutual Inc., 2005-AR8 2A1A	0.483%	7/25/45	357,613	330,602	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.568%	4/25/44	245,947	233,927	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	1,071,284	1,002,975	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.483%	10/25/45	296,514	268,012	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.113%	7/25/46	959,628	495,698	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	29,792	31,474
Total Collateralized Mortgage Obligations (Cost — $26,976,253)				32,777,309
Collateralized Senior Loans — 1.2%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.8%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	430,000	434,300	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.700%	11/23/16	140,212	139,711	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.700%	11/23/16	697,626	695,135	(i)
Total Hotels, Restaurants & Leisure				1,269,146
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000	202,242	(i)
Total Consumer Discretionary				1,471,388
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000	182,400	(i)
Energy — 0.0%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	40,000	38,486	(i)

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		$ 339,900	(i)
Total Collateralized Senior Loans (Cost — $1,971,878)					2,032,174
Mortgage-Backed Securities — 0.2%
FNMA — 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $321,575)	6.500%	8/25/44	314,393		355,299
Municipal Bonds — 6.0%
Florida — 1.3%
Florida Educational Loan Marketing Corp.	0.245%	12/1/36	550,000		511,615	(c)(j)
Southwest Student Services Corp.	0.360%	12/1/18	1,900,000		1,772,818	(c)(j)
Total Florida					2,284,433
Pennsylvania — 4.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.371%	6/1/47	4,050,000		3,913,426	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.156%	5/1/46	1,300,000		1,255,258	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.184%	5/1/46	2,450,000		2,365,904	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.183%	5/1/46	650,000		627,655	(c)
Total Pennsylvania					8,162,243
Total Municipal Bonds (Cost — $9,826,703)					10,446,676
Sovereign Bonds — 10.7%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		858,981
Brazil — 1.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	125,884
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	3,870,000	BRL	1,693,403
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	2,423,000	BRL	1,034,879
Total Brazil					2,854,166
Indonesia — 0.3%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	7.000%	5/17/22	4,766,000,000	IDR	474,684	(a)(f)
Mexico — 3.4%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	981,395
Mexican Bonos, Bonds	6.500%	6/9/22	57,942,400	MXN	4,700,210
Mexican Bonos, Bonds	10.000%	12/5/24	2,750,000	MXN	286,154
Total Mexico					5,967,759

See Notes to Financial Statements.

__

16	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 0.3%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,300,000	PEN	$ 537,804
Russia — 1.6%
Russian Federal Bond, Bonds	7.400%	6/14/17	91,290,000	RUB	2,829,868
Turkey — 2.1%
Republic of Turkey, Bonds	9.000%	3/5/14	3,190,000	TRY	1,670,487
Republic of Turkey, Bonds	9.000%	3/8/17	2,434,900	TRY	1,303,486
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		224,175
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		443,000
Total Turkey					3,641,148
Venezuela — 0.9%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,750,000		1,478,750
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000		1,635
Total Venezuela					1,480,385
Total Sovereign Bonds (Cost — $20,274,961)					18,644,795
U.S. Government & Agency Obligations — 3.4%
U.S. Government Obligations — 3.4%
U.S. Treasury Notes	0.250%	2/15/15	2,000,000		1,998,828
U.S. Treasury Notes	0.250%	2/28/15	4,000,000		3,997,032
Total U.S. Government & Agency Obligations (Cost — $6,001,642)					5,995,860

			Shares
Common Stocks — 0.8%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc.			25,131		1,205,534
Industrials — 0.1%
Building Products — 0.0%
Nortek Inc.			109		7,023	*
Marine — 0.1%
DeepOcean Group Holding AS			8,860		196,426	(f)(h)
Total Industrials					203,449
Total Common Stocks (Cost — $962,500)					1,408,983
Preferred Stocks — 1.5%
Financials — 1.5%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		62,722		1,633,908	(c)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		37,975		1,057,604	(c)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900		34	*(e)(f)
Total Diversified Financial Services					1,057,638

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Premier Bond Fund

Security	Rate		Shares	Value
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	$ 780	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	1,598	*
Total Thrifts & Mortgage Finance				2,378
Total Preferred Stocks (Cost — $2,679,927)				2,693,924

		Expiration Date	Warrants

Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	830	23,987	*(f)(h)
Total Investments before Short-Term Investments (Cost — $216,231,193)				231,568,644

		Maturity Date	Face Amount†	Value
Short-Term Investments — 7.5%
Repurchase Agreements — 7.5%
Bank of America repurchase agreement dated 6/28/13; Proceeds at maturity — $13,073,076; (Fully collateralized by U.S. government obligations, 2.750% due 8/15/42; Market value — $13,334,460) (Cost — $13,073,000)	0.070%	7/1/13	13,073,000	13,073,000
Total Investments — 139.8% (Cost — $229,304,193#)				244,641,644
Other Assets in Excess of Liabilities — 1.3%				2,399,691
Liquidation value of Preferred Shares — (41.1)%				(72,000,000)
Total Net Assets — 100.0%				$ 175,041,335

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	The coupon payment on these securities is currently in default as of June 30, 2013.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(g)	The maturity principal is currently in default as of June 30, 2013.
(h)	Illiquid security.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

__

18	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Western Asset Premier Bond Fund

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TRY	— Turkish Lira

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $229,304,193)	$244,641,644
Foreign currency, at value (Cost — $258,647)	262,657
Cash	6,281
Interest receivable	2,711,933
Receivable for securities sold	383,758
Principal paydown receivable	46,300
Unrealized appreciation on forward foreign currency contracts	17,135
Prepaid expenses	33,053
Total Assets	248,102,761

Liabilities:
Payable for securities purchased	871,072
Investment management fee payable	113,648
Distributions payable to auction rate preferred stockholders	16,024
Accrued expenses	60,682
Total Liabilities	1,061,426

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$175,041,335

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,891,288 shares issued and outstanding (Note 5)	166,337,121
Undistributed net investment income	7,024,026
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(13,665,436)
Net unrealized appreciation on investments and foreign currencies	15,345,624
Total Net Assets	$175,041,335

Shares Outstanding	11,891,288

Net Asset Value	$14.72

See Notes to Financial Statements.

__

20	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$ 7,838,146
Dividends	73,266
Total Investment Income	7,911,412

Expenses:
Investment management fee (Note 2)	687,213
Audit and tax	34,291
Legal fees	33,497
Excise tax (Note 1)	24,977
Fund accounting fees	24,793
Shareholder reports	20,956
Transfer agent fees	20,758
Auction participation fees	17,966
Rating agency fees	15,215
Custody fees	14,785
Stock exchange listing fees	8,894
Auction agent fees	6,186
Trustees’ fees	5,112
Insurance	2,277
Miscellaneous expenses	3,925
Total Expenses	920,845
Net Investment Income	6,990,567

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,577,435
Swap contracts	(127,260)
Foreign currency transactions	(62,598)
Net Realized Gain	1,387,577
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,675,855)
Foreign currencies	69,905
Change in Net Unrealized Appreciation (Depreciation)	(2,605,950)
Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(1,218,373)
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(60,566)
Increase in Net Assets from Operations	$ 5,711,628

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	21

Statements of changes in net assets (unaudited)

June 30, 2013

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$ 6,990,567	$ 13,824,361
Net realized gain	1,387,577	5,917,786
Change in net unrealized appreciation (depreciation)	(2,605,950)	17,096,671
Distributions paid to auction rate preferred stockholders from net investment income	(60,566)	(161,617)
Increase in Net Assets From Operations	5,711,628	36,677,201

Distributions to Shareholders From (Note 1):
Net investment income	(7,129,901)	(15,583,956)
Decrease in Net Assets From Distributions to Shareholders	(7,129,901)	(15,583,956)

Fund Share Transactions:
Reinvestment of distributions (15,924 and 46,866 shares issued, respectively)	245,177	715,544
Increase in Net Assets From Fund Share Transactions	245,177	715,544
Increase (Decrease) in Net Assets	(1,173,096)	21,808,789

Net Assets:
Beginning of period	176,214,431	154,405,642
End of period*	$175,041,335	$176,214,431
* Includes undistributed net investment income of:	$7,024,026	$7,223,926

See Notes to Financial Statements.

__

22	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2013[1]	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.84	$13.05	$13.96	$12.39	$8.72	$14.26
Income (loss) from operations:
Net investment income[2]	0.59	1.16	1.32	1.47	1.64	1.46
Net realized and unrealized gain (loss)	(0.10)	1.96	(0.73)	1.57	3.33	(5.64)
Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.19)
Net realized gains	—	—	—	—	—	(0.02)
Total income (loss) from operations	0.48	3.11	0.58	3.02	4.95	(4.39)

Less distributions from:
Net investment income	(0.60)	(1.32)	(1.49)	(1.45)	(1.28)	(1.05)
Net realized gains	—	—	—	—	—	(0.10)
Total distributions	(0.60)	(1.32)	(1.49)	(1.45)	(1.28)	(1.15)

Net asset value, end of period	$14.72	$14.84	$13.05	$13.96	$12.39	$8.72

Market price, end of period	$14.67	$15.54	$15.95	$14.13	$13.36	$8.90
Total return, based on NAV[3,4]	3.20%	24.90%	4.12%	25.50%	60.98%	(32.45)%
Total return, based on market price[5]	(1.80)%	6.16%	24.87%	17.56%	68.84%	(24.60)%

Net assets, end of period (000s)	$175,041	$176,214	$154,406	$163,814	$143,859	$100,102

Ratios to average net assets[6,7]:
Gross expenses	1.03%[8]	1.19%	1.30%	1.38%	1.95%	2.06%
Net expenses[9]	1.03 [8]	1.19	1.30	1.38	1.95	2.06
Net investment income	7.84 [8]	8.33	9.45	11.12	15.94	10.68
Portfolio turnover rate	18%	36%	18%	33%	29%	45%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[10]	343%	345%	314%	327%	300%	239%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25	25

1    For the six months ended June 30, 2013 (unaudited).

2    Per share amounts have been calculated using the average shares method.

3    Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4    The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6    Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7    Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or voluntary expense waivers.

8    Annualized.

9    The impact of compensating balance arrangements, if any, was less than 0.01%.

10  Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value

__

24	Western Asset Premier Bond Fund 2013 Semi-Annual Report

determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$110,402,472	—	$110,402,472
Asset-backed securities	—	44,447,239	$2,339,926	46,787,165
Collateralized mortgage obligations	—	32,775,863	1,446	32,777,309
Collateralized senior loans	—	2,032,174	—	2,032,174
Mortgage-backed securities	—	355,299	—	355,299
Municipal bonds	—	10,446,676	—	10,446,676
Sovereign bonds	—	18,644,795	—	18,644,795
U.S. government & agency obligations	—	5,995,860	—	5,995,860
Common stocks	$1,212,557	—	196,426	1,408,983
Preferred stocks	2,693,890	—	34	2,693,924
Warrants	—	23,987	—	23,987
Total long-term investments	$3,906,447	$225,124,365	$2,537,832	$231,568,644
Short-term investments†	—	13,073,000	—	13,073,000
Total investments	$3,906,447	$238,197,365	$2,537,832	$244,641,644
Other financial instruments:
Forward foreign currency contracts	—	$ 17,135	—	$ 17,135
Total	$3,906,447	$238,214,500	$2,537,832	$244,658,779

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Preferred Stocks	Total
Balance as of December 31, 2012	$ 1,806,145	$4,896,968	$3,333	$179,616	$ 0*	$6,886,062
Accrued premiums/discounts	(3,579)	35,193	219	—	—	31,833
Realized gain (loss)[1]	—	14,975	(34,416)	—	—	(19,441)
Change in unrealized appreciation (depreciation)[2]	(14,063)	(73,133)	32,310	16,810	—	(38,076)
Purchases	—	—	—	—	—	—
Sales	(11,971)	(1,229,847)	—	—	—	(1,241,818)
Transfers into Level 3[3]	—	—	—	—	34	34
Transfers out of Level 3[4]	(1,776,532)	(1,304,230)	—	—	—	(3,080,762)
Balance as of June 30, 2013	—	$2,339,926	$1,446	$196,426	$ 34	$2,537,832
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[2]	—	$(86,129)	$32,310	$16,810	—	$(37,009)

The Fund’ s policy is to recognize transfers between levels as of the end of the reporting period.

*  Value is less than $1.

__

26	Western Asset Premier Bond Fund 2013 Semi-Annual Report

1    This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2    This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3    Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4    Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity

__

28	Western Asset Premier Bond Fund 2013 Semi-Annual Report

(as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

__

30	Western Asset Premier Bond Fund 2013 Semi-Annual Report

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

__

32	Western Asset Premier Bond Fund 2013 Semi-Annual Report

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Single sourced securities. Certain securities held by the Fund at June 30, 2013 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of June 30, 2013, 7.12% of the securities held by the Fund were either fair valued

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $24,977 of Federal excise taxes attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated

__

34	Western Asset Premier Bond Fund 2013 Semi-Annual Report

securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$43,717,584	$6,001,719
Sales	41,264,436	—

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,731,360
Gross unrealized depreciation	(7,393,909)
Net unrealized appreciation	$15,337,451

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	1,700,000	$14,110
Options closed	—	—
Options exercised	(1,700,000)	(14,110)
Options expired	—	—
Written options, outstanding as of June 30, 2013	—	—

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,343,439	8/16/13	$17,135

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$17,135

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(127,260)	$(127,260)
Forward foreign currency contracts	$(42,804)	—	(42,804)
Total	$(42,804)	$(127,260)	$(170,064)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$78,835

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$ 7,253
Forward foreign currency contracts (to sell)	2,362,197

Average Notional Balance
Credit default swap contracts (to buy protection)†	$1,457,143

†  At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

__

36	Western Asset Premier Bond Fund 2013 Semi-Annual Report

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$17,135	—	$17,135

1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

5. Common shares

Of the 11,891,288 shares of common stock outstanding at June 30, 2013, the Investment Adviser owned 19,964 shares.

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the six months ended June 30, 2013; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.100% to 0.240% between January 1, 2013 to June 30, 2013.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Each Trustee of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset, WAML, Western Singapore or Western Japan receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company’s average annual net assets.

__

38	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Distributions subsequent to June 30, 2013

On May 23, 2013, the Fund’s Board of Trustees declared three distributions, each in the amount of $0.09 per share, payable on July 26, 2013, August 30, 2013 and September 27, 2013 to shareholders of record on July 19, 2013, August 23, 2013 and September 20, 2013, respectively.

9. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(15,040,825)

These amounts will be available to offset any future taxable capital gains.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

__

Western Asset Premier Bond Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

11. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 22, 2013. Of the 11,887,946 common and preferred shares outstanding, the following shares were voted in the meeting:

Common and preferred shares

Election of Trustees:	For	Withheld
Robert Abeles, Jr.	10,110,388	243,740
Ronald J. Arnault	10,127,979	226,149
Anita L. DeFrantz	10,037,107	317,021
Avedick B. Poladian	10,139,255	214,873
William E.B. Siart	10,108,740	245,388
Jaynie M. Studenmund	10,127,746	226,382

Robert Abeles, Jr., Ronald J. Arnault, Anita L. DeFrantz, Avedick B. Poladian, William E.B. Siart, and Jaynie M. Studenmund were elected as Trustees of the Fund by owners of its common shares and preferred shares voting together as a single class.

Preferred shares

Election of Trustees:	For	Withheld
Kenneth D. Fuller	450	140
Ronald L. Olson	450	140

Mr. Fuller and Mr. Olson are the Preferred Trustees to be elected by a plurality vote of the preferred shares, voting as a separate class. The Fund did not achieve a quorum with respect to the election of the Preferred Trustees. The Board appointed Mr. Fuller as a Preferred Trustee. Mr. Fuller and Mr. Olson will serve as Preferred Trustees of the Fund until the annual meeting of shareholders in the year 2014 or thereafter when respective successors are duly elected and qualified.

__

40	Western Asset Premier Bond Fund 2013 Semi-Annual Report

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage,

__

Western Asset Premier Bond Fund	41

Dividend reinvestment plan (unaudited) (cont’d)

bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219. Investor Relations Telephone number 1-888-888-0151.

__

42	Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

Trustees	Western Asset Premier Bond Fund	Legal counsel
William E. B. Siart	620 Eighth Avenue	Ropes & Gray LLP
Chairman	49th Floor	1211 Avenue of the Americas
Kenneth D. Fuller*	New York, NY 10018	New York, NY 10036
Robert Abeles, Jr.*
Ronald J. Arnault	Investment advisers	Transfer agent
Anita L. DeFrantz	Western Asset Management Company	American Stock Transfer & Trust Company
Ronald L. Olson	Western Asset Management Company Limited	6201 15th Avenue,
Avedick B. Poladian	Western Asset Management Company Pte. Ltd.	Brooklyn, NY 11219
Jaynie M. Studenmund	Western Asset Management Company Ltd
New York Stock Exchange Symbol
Officers	Custodian	WEA
Kenneth D. Fuller*	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Todd F. Kuehl	Independent registered public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP
Robert I. Frenkel	100 East Pratt Street
Secretary and Chief Legal Officer	Baltimore, MD 21202
Erin K. Morris
Treasurer

*  Effective May 22, 2013, Mr. Abeles became a Trustee and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue,
Brooklyn, NY 11219

WASX012842 8/13 SR13-1998

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)             Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Robert Abeles

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)             Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8                                                     INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of June 30, 2013, a team of investment professionals at the Advisers, led by Chief Investment Officer Stephen A. Walsh, Portfolio Manager Michael C. Buchanan and Portfolio Manager Christopher F. Kilpatrick manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Walsh, Buchanan and Kilpatrick have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Walsh, Buchanan and Kilpatrick serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of June 30, 2013, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based($)
Stephen A. Walsh:
Registered Investment Companies	98	191,436,442,848	0	0
Other pooled investment vehicles	229	99,190,004,600	5	813,278,845
Other accounts	718	171,016,293,229	67	16,449,710,556

Michael C. Buchanan:
Registered Investment Companies	42	32,796,723,856	0	0
Other pooled investment vehicles	45	26,379,099,816	3	512,992,499
Other accounts	197	49,025,308,387	22	7,132,134,390

Christopher F. Kilpatrick:
Registered Investment Companies	9	3,552,702,542	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Note: With respect to Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Walsh is involved in the management of all the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.                                           EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Premier Bond Fund

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Premier Bond Fund

Date:	August 28, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Premier Bond Fund

Date:	August 28, 2013